UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of The Securities Exchange Act of 1934

(Amendment No. )

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

WESTERN ASSET HIGH INCOME FUND II INC.
(Name of Registrant as Specified in Its Charter)

SABA CAPITAL MANAGEMENT, L.P.

SABA CAPITAL MASTER FUND, LTD.

SABA II AIV, L.P.

SABA CAPITAL CEF OPPORTUNITIES 1, LTD.

SABA CAPITAL CARRY NEUTRAL TAIL HEDGE MASTER FUND, LTD.

SABA CAPITAL SPECIAL OPPORTUNITIES FUND, LTD.

BOAZ R. WEINSTEIN

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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SPECIAL MEETING OF SHAREHOLDERS OF
WESTERN ASSET HIGH INCOME FUND II INC.
_________________________

PROXY STATEMENT
OF

Saba Capital Management, L.P.
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Please vote the GOLD proxy card to vote AGAINST the proposals to approve new management and subadvisory agreements.

Please sign, date and mail the enclosed GOLD proxy card today!

Saba Capital Management, L.P., a Delaware limited partnership (“Saba Capital”), and certain of its affiliates further identified on Appendix A, namely Saba Capital Master Fund, Ltd., Saba II AIV, L.P., Saba Capital CEF Opportunities 1, Ltd., Saba Capital Carry Neutral Tail Hedge Master Fund, Ltd., and Saba Capital Special Opportunities Fund, Ltd. (collectively, the “Saba Entities,” together with Saba Capital, “Saba,” “we,” “us,” or “our”) are significant shareholders and beneficially own in the aggregate approximately 8.8% of the outstanding Common Stock, par value $0.001 per share (the “Common Stock”), of Western Asset High Income Fund II Inc. (“HIX” or the “Fund”), a Maryland corporation and a closed-end management investment company registered under the Investment Company Act of 1940, as amended. We are writing to you in connection with our opposition to HIX’s proposals to approve new management and subadvisory agreements, to be voted on at HIX’s special meeting of shareholders scheduled to be held at 9:00 a.m. Eastern time, on June 5, 2020 at the offices of Legg Mason, Inc. (“Legg Mason”), at 620 Eighth Avenue, 49th Floor, New York, New York 10018, including any adjournments or postponements thereof and any meeting which may be called in lieu thereof (the “Special Meeting”).

We are therefore furnishing this proxy statement and the enclosed GOLD proxy card to seek your support at the Special Meeting to vote against each of the following (each, a “Proposal” and, collectively, the “Proposals”):

1.	To approve a new management agreement with Legg Mason Partners Fund Advisor, LLC;
2-C.	To approve a new subadvisory agreement with Western Asset Management Company, LLC;
2-D.	To approve a new subadvisory agreement with Western Asset Management Company Limited;
2-F.	To approve a new subadvisory agreement with Western Asset Management Company Pte. Ltd.; and
3.	To transact any other business that may properly come before the Special Meeting.

If you have already sent a proxy card furnished by HIX’s management to HIX, you have every right to change your vote by signing, dating and returning the enclosed GOLD proxy card or by following the instructions for telephone or Internet voting detailed thereon. Only your latest dated proxy card counts!

Please refer to the Section below, Information Concerning the Special Meeting (which is incorporated herein by reference), and HIX’s proxy materials for additional information concerning the Special Meeting, including voting and proxy procedures, votes required for approval of the Proposals and the solicitation of proxies.

If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, InvestorCom, toll free at (877) 972-0090 or collect at (203) 972-9300. This proxy statement (including the Appendices hereto, the “Proxy Statement”) and the enclosed GOLD proxy card are first being furnished to shareholders on or about April 17, 2020.

This Proxy Statement and all other solicitation materials in connection with this proxy solicitation will be available on the Internet, free of charge, at the SEC’s website https://www.edgar.sec.gov. The Edgar file number for HIX is 811-08709.

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IMPORTANT

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN.

•	If your shares are registered in your own name, you may vote such shares by signing, dating and mailing the enclosed GOLD proxy card in the enclosed return envelope to Saba, c/o InvestorCom, Inc., in the enclosed postage-paid envelope today.
•	If your shares are held for you by a brokerage firm, bank, bank nominee or other institution on the record date, only they can vote such shares and only upon receipt of your specific instructions. Accordingly, please instruct your broker or bank to vote the GOLD proxy card on your behalf by following the instructions for Internet voting detailed on the enclosed GOLD proxy card, by calling the toll-free number contained therein, or by signing, dating and mailing the enclosed GOLD proxy card in the enclosed return envelope.

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REASONS FOR OUR SOLICITATION

As one of the largest shareholders of Western Asset High Income Fund II Inc., Saba Capital does not believe it is in the best interest of shareholders to approve a new management agreement with Legg Mason Partners Fund Advisor, LLC or to approve new subadvisory agreements with each of Western Asset Management Company, LLC, Western Asset Management Company Limited and Western Asset Management Company Pte. Ltd because HIX currently trades at a significant discount to NAV. We believe in a situation such as this where HIX has and is trading at an excessive discount to NAV, managers and subadvisors should not be automatically approved, and in fact we believe it could be beneficial to consider alternatives.

HIX’s April 1, 2020 discount to NAV was –17.2% and it has traded at an average discount to NAV of –9.6% over the last three years. In fact, HIX has not traded at or above NAV for more than five years. Further, HIX’s total return for 2020 is –27.3%, as a result shareholders have made no gains owning this fund (including dividends and distributions), going all the way back to the start of 2017.

As a shareholder, a discount to NAV is problematic because if you sell shares you will not receive full value. When funds suffer from persistent discounts, investors require: (1) a thoughtful and thorough explanation of management’s recent decisions, and (2) the board’s plan going forward. Neither of these proactive steps have been offered by management or the Board, which is why we believe HIX has suffered perpetually wide discounts.

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Saba believes that the market has lost faith in the manager’s ability to add shareholder value due to what Saba views as HIX’s excessive discount level. Toward that end, rather than proposing the approval of existing managers, the Board should consider authorizing a self-tender offer for all outstanding shares of the Fund at or close to NAV. If a majority of the HIX’s outstanding shares are tendered, that would demonstrate that there is insufficient shareholder support for continuing HIX as a closed-end fund. In that case, the tender offer should be cancelled and HIX should be liquidated or converted into an open-end mutual fund. We believe if the Proposals are approved the Board will fail to take the necessary actions to address the excessive discount to NAV and it is necessary to send a clear message to the Board to address the excessive NAV discount.

HIX and Board are likely to come up with a litany of arguments in support of the Proposals but, the simple fact is, the managers and the Board have not been able to effectively manage HIX’s discount.

We urge you to vote against the Proposals by voting on the GOLD proxy card today, which we believe will protect the best interest of shareholders.

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PROPOSAL 1
PROPOSAL TO APPROVE A NEW MANAGEMENT AGREEMENT WITH LEGG MASON PARTNERS FUND ADVISOR, LLC

At the Special Meeting, HIX is seeking shareholder approval for a new management agreement (a “New Management Agreement”) between HIX and Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “Manager”), HIX’s investment adviser. Shareholders are being asked to approve a New Management Agreement for HIX because HIX’s current management agreement will terminate upon the sale of Legg Mason to Franklin Templeton. The sale, which will result in a “change of control” of Legg Mason, is described in more detail in HIX’s proxy statement for the Special Meeting.

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that an advisory agreement of an investment company provide for automatic termination of the agreement in the event of its “assignment” (as defined in the 1940 Act). A sale of a controlling block of an investment adviser’s “voting securities” (as defined in the 1940 Act) generally is deemed to result in an assignment of the investment adviser’s advisory agreements. The consummation of the transaction described below will constitute a sale of a controlling block of voting securities of the Manager that will result in the automatic termination of the current management agreement between each Fund and the Manager (a “Current Management Agreement”).

If shareholders of HIX approve the New Management Agreement prior to the consummation of the transaction, it will be effective upon the consummation of the transaction. In the event that the transaction is not consummated, the Manager will continue to serve as investment adviser of HIX pursuant to the terms of the Current Management Agreement.

Saba does not believe that the approval of a new management agreement with LMPFA is in the best interest of shareholders for the reasons stated above.

WE URGE YOU TO VOTE AGAINST THE PROPOSAL TO APPROVE A NEW MANAGEMENT AGREEMENT WITH LEGG MASON PARTNERS FUND ADVISOR, LLC ON THE ENCLOSED GOLD PROXY CARD.

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PROPOSAL 2

PROPOSAL TO APPROVE A NEW SUBADVISORY AGREEMENT

At the Special Meeting, HIX is seeking shareholder approval of a new subadvisory agreement (each a “New Subadvisory Agreement”), with respect to each of HIX’s subadvisors (each, a “Subadvisor,” and collectively, the “Subadvisors”). You are entitled to vote on a New Subadvisory Agreement with each Subadvisor of HIX. Each New Subadvisory Agreement applicable to HIX will be voted on at the Special Meeting in Proposal 2-C, Proposal 2-D and Proposal 2-F, as described below.

PROPOSAL 2-C

PROPOSAL TO APPROVE A NEW SUBADVISORY AGREEMENT WITH WESTERN ASSET MANAGEMENT COMPANY, LLC

Saba does not believe that the approval of a new subadvisory agreement with Western Asset Management Company, LLC is in the best interest of shareholders for the reasons stated above. Accordingly, we recommend a vote against this Proposal 2-C at the Special Meeting.

WE RECOMMEND A VOTE AGAINST PROPOSAL 2-C TO APPROVE A NEW SUBADVISORY AGREEMENT WITH WESTERN ASSET MANAGEMENT COMPANY, LLC ON THE ENCLOSED GOLD PROXY CARD.

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PROPOSAL 2-D

PROPOSAL TO APPROVE A NEW SUBADVISORY AGREEMENT WITH WESTERN ASSET MANAGEMENT COMPANY LIMITED

Saba does not believe that the approval of a new subadvisory agreement with Western Asset Management Company Limited is in the best interest of shareholders for the reasons stated above. Accordingly, we recommend a vote against this Proposal 2-D at the Special Meeting.

WE RECOMMEND A VOTE AGAINST PROPOSAL 2-D TO APPROVE A NEW SUBADVISORY AGREEMENT WITH WESTERN ASSET MANAGEMENT COMPANY LIMITED ON THE ENCLOSED GOLD PROXY CARD.

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PROPOSAL 2-F

PROPOSAL TO APPROVE A NEW SUBADVISORY AGREEMENT WITH WESTERN ASSET MANAGEMENT COMPANY PTE. LTD.

Saba does not believe that the approval of a new subadvisory agreement with Western Asset Management Company Pte. Ltd. is in the best interest of shareholders for the reasons stated above. Accordingly, we recommend a vote against this Proposal 2-F at the Special Meeting.

WE RECOMMEND A VOTE AGAINST PROPOSAL 2-F TO APPROVE A NEW SUBADVISORY AGREEMENT WITH WESTERN ASSET MANAGEMENT COMPANY PTE. LTD. ON THE ENCLOSED GOLD PROXY CARD.

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INFORMATION CONCERNING THE SPECIAL MEETING

VOTING AND PROXY PROCEDURES

HIX has set the close of business on March 9, 2020 as the record date for determining shareholders entitled to notice of and to vote at the Special Meeting (the “Record Date”). Shareholders of record at the close of business on the Record Date will be entitled to vote at the Special Meeting. According to HIX, as of the Record Date, there were 85,156,216 total shares of Common Stock outstanding.

Shareholders, including those who expect to attend the Special Meeting, are urged to vote their shares today by following the instructions for Internet voting detailed on the enclosed GOLD proxy card, by calling the toll-free number contained therein, or by signing, dating and mailing the enclosed GOLD proxy card in the enclosed return envelope to Saba Capital Management, L.P., c/o InvestorCom, Inc., in the enclosed postage-paid envelope.

Authorized proxies will be voted at the Special Meeting as marked and, in the absence of specific instructions, will be voted AGAINST each of the Proposals, and in the discretion of the persons named as proxies on all other matters as may properly come before the Special Meeting.

QUORUM

A quorum of shareholders is required to take action at the Special Meeting. A quorum requires the presence, in person or by proxy, of a majority of the shares of HIX entitled to vote. Votes cast by proxy or in person at the Special Meeting will be tabulated by the inspectors of election appointed for the Special Meeting. The inspectors of election will determine whether or not a quorum is present at the Special Meeting.

If your shares are owned directly in your name with HIX’s transfer agent, you are considered a registered holder of those shares. If you are the beneficial owner of shares held by a broker or other custodian, you hold those shares in “street name” and are not a registered shareholder.

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VOTES REQUIRED FOR APPROVAL

Each Proposal requires the affirmative vote of the lesser of (a) 67% or more of the voting power of the voting securities of HIX that are present at the Special Meeting or represented by proxy if holders of shares representing more than 50% of the voting power of the outstanding voting securities of HIX are present or represented by proxy or (b) more than 50% of the voting power of the outstanding voting securities of HIX. Approval of each Proposal will occur only if a sufficient number of votes at the Special Meeting are cast “FOR” that Proposal.

Please note that even if shareholders of HIX approve Proposal 1 and/or Proposal 2, it is possible that new management and subadvisory agreements for HIX will not take effect. This is because the completion of the acquisition of Legg Mason by Franklin Templeton will not occur unless certain conditions are met. One of these conditions is that advisory clients of Legg Mason investment affiliates, which would include advisory clients that are not Funds, representing a specified percentage of Legg Mason revenue consent to the continuation of their advisory relationships after completion of the sale. If this does not take place, new management and subadvisory agreements will not take effect. On the other hand, the sale may take place even if shareholders of HIX do not approve Proposal 1 and/or Proposal 2. If this should happen, the Board of HIX would implement interim management or subadvisory agreements for a period of no more than 150 days in order to determine appropriate action, which could include continuing to solicit approval of new management or subadvisory agreements. The Board has approved interim management and subadvisory agreements to provide for maximum flexibility for HIX’s future.

The information set forth above regarding the vote required to approve each Proposal is based on information contained in HIX’s proxy statement for the Special Meeting. The incorporation of this information in this Proxy Statement should not be construed as an admission by us that such process and procedures are legal, valid or binding.

ABSTENTIONS; BROKER NON-VOTES

Abstentions will be counted for the purpose of determining whether a quorum is present. Abstentions and broker non-votes are not considered “votes cast” and, therefore, do not constitute a vote “FOR” the Proposals. Any abstentions or broker non-votes would effectively be treated as votes “AGAINST” Proposal 1 and Proposal 2.

Broker-dealer firms holding shares of HIX in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the Proposals before the Special Meeting. A broker-dealer that is a member of the New York Stock Exchange and that has not received instructions from a customer or client prior to the date specified in the broker-dealer firm’s request for voting instructions may not vote such customer’s or client’s shares with respect to non-routine proposals, including Proposal 1 and Proposal 2. We urge you to instruct your broker or other nominee to vote your shares AGAINST each Proposal on the GOLD proxy card so that your votes may be counted.

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If you hold shares of HIX through a broker-dealer, bank, insurance company or other intermediary (called a service agent) that has entered into a service agreement with HIX or a distributor of HIX, the service agent may be the record holder of your shares. At the Special Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A signed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on a Proposal may be deemed to authorize a service provider to vote such shares in favor of the applicable Proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. Because of this practice, a small number of shareholders could determine how HIX votes, if other shareholders fail to vote.

Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction. We urge you to provide instructions to your broker or nominee to vote your shares on the GOLD proxy card so that your votes may be counted.

DISCRETIONARY VOTING

Shares held in “street name” and held of record by banks, brokers or nominees may not be voted by such banks, brokers or nominees unless the beneficial owners of such shares provide them with instructions on how to vote. If you beneficially own shares that are held in “street name” through a broker-dealer or that are held of record by a service agent and you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. In particular, failure to vote may not be an effective way to oppose the Proposals. Therefore, you are strongly encouraged to give your broker-dealer, or service agent or participating insurance company specific instructions as to how you want your shares to be voted.

REVOCATION OF PROXIES

Shareholders of HIX may revoke their proxies at any time prior to exercise by attending the Special Meeting and voting in person (although attendance at the Special Meeting will not in and of itself constitute revocation of a proxy), by delivering a later-dated proxy by Internet, by telephone or by mail, or by delivering a written notice of revocation. The delivery of a later-dated proxy which is properly completed will constitute a revocation of any earlier proxy. The revocation may be delivered either to Saba in care of InvestorCom, Inc. (“InvestorCom”) at the address set forth on the back cover of the Proxy Statement or to HIX’s Secretary c/o Legg Mason, 100 First Stamford Place, 6th Floor, Stamford, CT 06902, or to any other address provided by HIX. Although a revocation is effective if delivered to HIX, Saba requests that either the original or photostatic copies of all revocations be mailed to Saba Capital Management, L.P., c/o InvestorCom, 19 Old Kings Highway S., Suite 210, Darien, CT 06820, so that Saba will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the record date of a majority of the outstanding shares. If you hold your shares in street name, please check your voting instruction card or contact your bank, broker or nominee for instructions on how to change or revoke your vote. Additionally, InvestorCom may use this information to contact shareholders who have revoked their proxies in order to solicit later-dated proxies against the approval of the Proposals described herein.

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SOLICITATION OF PROXIES

The solicitation of proxies pursuant to the Proxy Statement is being made by Saba. Proxies may be solicited by mail, facsimile, telephone, Internet, in person and by advertisements.

Saba has entered into an agreement with InvestorCom for solicitation and advisory services in connection with this solicitation, for which InvestorCom will receive a fee not to exceed $25,000, together with reimbursement for its reasonable out-of-pocket expenses, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws. InvestorCom will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. Saba has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares they hold of record. It is anticipated that InvestorCom will employ up to 25 persons to solicit HIX’s shareholders for the Special Meeting.

The entire expense of soliciting proxies is being borne by Saba. Because Saba believes that HIX’s shareholders will benefit from this solicitation, Saba intends to seek reimbursement from HIX, to the fullest extent permitted by law, of all expenses it incurs in connection with this solicitation. Saba does not intend to submit the question of such reimbursement to a vote of security holders of HIX unless otherwise required by law. Costs of this solicitation of proxies are currently estimated to be approximately $50,000. We estimate that through the date hereof, its expenses in connection with this solicitation are approximately $25,000.

SHAREHOLDER PROPOSALS

All proposals by stockholders of HIX that are intended to be presented at the 2020 Annual Meeting of Stockholders must be received by HIX for inclusion in HIX’s proxy statement and proxy relating to that meeting no later than May 12, 2020. Any stockholder who desires to bring a proposal at the 2020 Annual Meeting of Stockholders without including such proposal in HIX’s proxy statement must deliver written notice thereof to the Secretary of HIX (addressed to Legg Mason, 100 First Stamford Place, 6th Floor, Stamford, CT 06902) during the period from July 30, 2020 to August 29, 2020. However, if HIX’s 2020 Annual Meeting of Stockholders is held earlier than September 28, 2020 or later than December 27, 2020, such written notice must be delivered to the Secretary of HIX no earlier than 90 days before the date of the 2020 Annual Meeting of Stockholders and no later than the later of 60 days prior to the date of the 2020 Annual Meeting of Stockholders or 10 days following the public announcement of the date of the 2020 Annual Meeting of Stockholders. Stockholder proposals are subject to certain regulations under the federal securities laws.

The information set forth above regarding the procedures for submitting shareholder nominations and proposals for consideration at the 2020 Annual Meeting is based on information contained in HIX’s proxy statement for the Special Meeting. The incorporation of this information in the Proxy Statement should not be construed as an admission by us that such procedures are legal, valid or binding.

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OTHER MATTERS AND ADDITIONAL INFORMATION

Saba is unaware of any other matters to be considered at the Special Meeting. However, should other matters, which Saba is not aware of a reasonable time before this solicitation, be brought before the Special Meeting, the persons named as proxies on the enclosed GOLD proxy card will vote on such matters in their discretion.

We are asking you to vote AGAINST each of the Proposals.

Saba has omitted from this proxy statement certain disclosure required by applicable law that is already included in HIX’s proxy statement. This disclosure includes, among other things, biographical information on HIX’s directors and executive officers, the dollar range of shares owned by directors of HIX and information on committees of the Board. Shareholders should refer to HIX’s proxy statement in order to review this disclosure.

According to HIX’s proxy statement, HIX’s investment adviser is Legg Mason Partners Fund Advisor, LLC (“LMPFA”), a registered investment adviser and wholly owned subsidiary of Legg Mason. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, provides investment management and/or administrative and certain oversight services to HIX. As of December 31, 2019, LMPFA’s total assets under management were approximately $202.1 billion. Western Asset Management Company, LLC (“Western Asset”), established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset Management Company Limited (“Western Asset London”) was founded in 1984 and has offices at 10 Exchange Square, Primrose Street, London EC2A 2EN. Western Asset Management Company Ltd (“Western Asset Japan”) was founded in 1991 and has offices at 36F Shin-Marunouchi Building, 5-1 Marunouchi 1-Chome Chiyoda-Ku, Tokyo 100-6536, Japan. Western Asset Management Company Pte. Ltd. (“Western Asset Singapore”) was established in 2000 and has offices at 1 George Street #23-01, Singapore 049145. Western Asset, Western Asset London, Western Asset Japan and Western Asset Singapore act as investment advisers to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of December 31, 2019, the total assets under management of Western Asset and its supervised affiliates, including Western Asset London, Western Asset Japan and Western Asset Singapore, were approximately $456.3 billion.

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The information concerning HIX contained in this Proxy Statement and the appendices attached hereto has been taken from, or is based upon, publicly available information.

SABA CAPITAL MANAGEMENT, L.P.

SABA CAPITAL MASTER FUND, LTD.

SABA II AIV, L.P.

SABA CAPITAL CEF OPPORTUNITIES 1, LTD.

SABA CAPITAL CARRY NEUTRAL TAIL HEDGE MASTER FUND, LTD.

SABA CAPITAL SPECIAL OPPORTUNITIES FUND, LTD.

BOAZ R. WEINSTEIN

April 17, 2020

THIS SOLICITATION IS BEING MADE BY SABA AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OR MANAGEMENT OF HIX. SABA IS NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE SPECIAL MEETING. SHOULD OTHER MATTERS, WHICH SABA IS NOT AWARE OF WITHIN A REASONABLE TIME BEFORE THIS SOLICITATION, BE BROUGHT BEFORE THE SPECIAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED GOLD PROXY CARD WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION. SABA URGES YOU TO VOTE AGAINST EACH OF THE PROPOSALS, EITHER BY TELEPHONE OR BY INTERNET AS DESCRIBED IN THE ENCLOSED GOLD PROXY CARD OR BY SIGNING, DATING AND RETURNING THE ENCLOSED GOLD PROXY CARD TODAY.

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APPENDIX A

INFORMATION CONCERNING THE PARTICIPANTS

This proxy solicitation is being made by (i) Saba Capital Management, L.P. (“Saba Capital”); (ii) Saba Capital Master Fund, Ltd. (“SCMF”); (iii) Saba II AIV, L.P., (“AIV”); (iv) Saba Capital CEF Opportunities 1, Ltd. (“CEF 1”); (v) Saba Capital Carry Neutral Tail Hedge Master Fund, Ltd. (“CNTH”); (vi) Saba Capital Special Opportunities Fund, Ltd. (“SSOF”); (vii) certain separately managed accounts managed by Saba Capital (together with SCMF, AIV, CEF 1, CNTH and SSOF, the “Saba Entities”); and (viii) Boaz R. Weinstein, principal of Saba Capital (“Mr. Weinstein,” and together with Saba Capital and the Saba Entities, “Saba”). The entities and individuals listed in this paragraph may each be deemed a “Participant” and, collectively, the “Participants.”

As of the close of business on April 16, 2020, the Participants may be deemed to “beneficially own” (within the meaning of Rule 13d-3 or Rule 16a-1 under the Exchange Act for the purposes of this Appendix A), in the aggregate, 7,506,929 shares of Common Stock, par value $0.001 per share, of HIX (the “Common Stock”), representing approximately 8.8% of HIX’s outstanding Common Stock. The percentages used herein are based upon 85,156,216 shares of Common Stock outstanding as of the Record Date for the Special Meeting. Saba Capital may be deemed to beneficially own 7,506,929 shares of Common Stock.

The Participants entered into a Joint Filing and Solicitation Agreement (the “Joint Filing and Solicitation Agreement”) in which, among other things, (i) the Participants agree to the joint filing on behalf of each of them of statements on Schedule 13D, and any amendments thereto, with respect to the Common Stock, and (ii) the Participants agree to solicit proxies or written consents against the Proposals at the Special Meeting.

Other than as stated herein, there are no arrangements or understandings among members of Saba and any other person or persons pursuant to which the Proposals described herein is to be made. None of the Participants is a party adverse to HIX, or any of its subsidiaries, or has a material interest adverse to HIX, or any of its subsidiaries, in any material pending legal proceeding.

The principal business of Mr. Weinstein is investment management and serving as the Managing Member of Saba Capital Management GP, LLC, a Delaware limited liability company by virtue of its status as the general partner to Saba Capital. The principal business of Saba Capital is to serve as investment manager to various funds that directly hold the Common Stock reported in the aggregate herein. The principal business of the Saba Entities is to invest in securities.

The principal business address of each of Mr. Weinstein and Saba Capital is 405 Lexington Avenue, 58th Floor, New York, New York 10174.

Unless otherwise noted as shares held in record name by the Saba Entities, the Common Stock held by the Saba Entities are held in commingled margin accounts, which may extend margin credit to such parties from time to time, subject to applicable federal margin regulations, stock exchange rules and credit policies. In such instances, the positions held in the margin account are pledged as collateral security for the repayment of debit balances in the account. The margin accounts bear interest at a rate based upon the broker’s call rate from time to time in effect. Because other securities are held in the margin accounts, it is not possible to determine the amounts, if any, of margin used to purchase the Common Stock reported herein since margin may have been attributed to such other securities and since margin used is not disclosed on an individual per-security basis.

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Except as set forth in this Proxy Statement (including the Appendices hereto), (i) during the past 10 years, no Participant in this solicitation has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Participant and no associate or “Immediate Family Member” (as defined in Item 22 of Schedule 14A under the Exchange Act (“Item 22”)) of any Participant, is a record owner or direct or indirect beneficial owner of any securities of HIX, any parent or subsidiary of HIX, any investment adviser, principal underwriter, or “Sponsoring Insurance Company” (as defined in Item 22) of HIX, or in any registered investment companies overseen or to be overseen by the Participant within the same “Family of Investment Companies” (as defined in Item 22) that directly or indirectly controls, is controlled by or is under common control with an investment adviser, principal underwriter, or Sponsoring Insurance, or affiliated person of HIX; (iii) no Participant in this solicitation owns any securities of HIX which are owned of record but not beneficially; (iv) no Participant in this solicitation has purchased or sold any securities of HIX or HIX’s investment adviser during the past two years, nor from either entity’s “Parents” or “Subsidiaries” (as defined in Item 22); (v) no Participant has any “family relationship” for the purposes of Item 22 whereby a family member is an “Officer” (as defined in Item 22 ), director (or person nominated to become an Officer or director), employee, partner, or copartner of HIX, HIX’s investment adviser and/or a principal underwriter of any of the foregoing, or any Subsidiary or other potential affiliate of any of the foregoing; (vi) no part of the purchase price or market value of the securities of HIX owned by any Participant in this solicitation is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vii) no Participant in this solicitation is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of HIX, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (viii) no associate of any Participant in this solicitation owns beneficially, directly or indirectly, any securities of HIX; (ix) no Participant in this solicitation owns beneficially, directly or indirectly, any securities of any parent or subsidiary of HIX; (x) during the last five years, no Participant has had any arrangement or understanding with any other person pursuant to which he or it has undertaken this solicitation; (xi) no Participant and no Immediate Family Member of any Participant in this solicitation or any of his or its associates was a party to, or had a direct or indirect material relationship in, any transaction or series of similar transactions since the beginning of HIX’s last two completed fiscal years, or is a party to any currently proposed transaction, or series of similar transactions in which the amount involved exceeds $120,000 and for which any of the following was or is a party: HIX or any of its subsidiaries, an Officer of HIX, an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser, principal underwriter, or Sponsoring Insurance Company as HIX or having an investment adviser, principal underwriter, or Sponsoring Insurance Company that directly or indirectly controls, is controlled by or is under common control with an investment adviser, principal underwriter, or Sponsoring Insurance Company of HIX (an investment adviser, principal underwriter, Sponsoring Insurance Company, or affiliated person of HIX, or any Officer or any person directly or indirectly controlling, controlled by, or under common control with any investment adviser, principal underwriter, Sponsoring Insurance Company, or affiliated person of HIX; an Officer of an investment adviser, principal underwriter, or Sponsoring Insurance Company of HIX; or an Officer of a person directly or indirectly controlling, controlled by, or under common control with an investment adviser, principal underwriter, or Sponsoring Insurance Company of HIX; (xii) during the last five years, no Participant and no Immediate Family Member of any Participant has had a position or office with: (a) HIX; (b) an investment company, or a person that would be an investment company but for the exclusions provided by Sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser, principal underwriter, or Sponsoring Insurance Company as HIX or having an investment adviser, principal underwriter, or Sponsoring Insurance Company that directly or indirectly controls, is controlled by, or is under common control with an investment adviser, principal underwriter, or Sponsoring Insurance Company of HIX; (c) an investment adviser, principal underwriter, Sponsoring Insurance Company, or affiliated person (xiii) no Participant in this solicitation or any of his or its associates has any arrangement or understanding with any person with respect to any future employment by HIX or its affiliates, or with respect to any future transactions to which HIX or any of its affiliates will or may be a party; (xiv) no Participant in this solicitation has a substantial interest, direct or indirect, by securities holdings or otherwise, in any matter to be acted on at the Special Meeting; (xv) there are no material pending legal proceedings to which any Participant or any of his or its associates is a party adverse to HIX or, to the best of Saba’s knowledge after reasonable investigation, any affiliated person of HIX, nor does any Participant have a material interest in such proceedings that is adverse to HIX or, to the best of the Saba’s knowledge after reasonable investigation, any affiliated person of HIX; (xvi) since the beginning of the last two completed fiscal years, no Participant (and no Immediate Family Member of a Participant) has served on the board of directors or trustees of a company or trust where an Officer of an investment adviser, principal underwriter, or Sponsoring Insurance Company of HIX, or any person directly or indirectly controlling, controlled by, or under common control with any of those, serves on the board of directors or trustees; and (xvii) no Participant has withheld information that is required to be disclosed under the following Items under Regulation S-K under the Exchange Act: Item 401(f) with respect to involvement in certain legal proceedings, Item 401(g) with respect to promoters and control persons, and Item 405 with respect to beneficial ownership and required filings.

______________________

15

APPENDIX B

TRANSACTIONS IN SECURITIES OF HIX DURING THE PAST TWO YEARS

Nature of the Transaction	Amount of Securities Purchased/(Sold)	Date of Purchase/Sale

Saba

Purchase of Common Stock	13,503	04/18/2018
Purchase of Common Stock	15,784	04/26/2018
Purchase of Common Stock	80,000	04/27/2018
Purchase of Common Stock	147,246	04/30/2018
Purchase of Common Stock	69,288	05/01/2018
Purchase of Common Stock	12,074	05/02/2018
Purchase of Common Stock	296,200	05/03/2018
Purchase of Common Stock	100,000	05/07/2018
Purchase of Common Stock	26,120	05/08/2018
Purchase of Common Stock	40,000	05/09/2018
Purchase of Common Stock	28,490	05/14/2018
Purchase of Common Stock	67,982	05/15/2018
Purchase of Common Stock	73,219	05/16/2018
Purchase of Common Stock	74,480	05/17/2018
Purchase of Common Stock	16,971	05/18/2018
Purchase of Common Stock	71,984	05/21/2018
Purchase of Common Stock	40,000	05/22/2018
Purchase of Common Stock	20,000	05/24/2018
Purchase of Common Stock	25,000	05/25/2018
Purchase of Common Stock	50,000	05/29/2018
Purchase of Common Stock	115,806	05/30/2018
Purchase of Common Stock	116,715	05/31/2018
Purchase of Common Stock	67,465	06/01/2018
Purchase of Common Stock	35,306	06/04/2018
Purchase of Common Stock	8,200	06/06/2018
Purchase of Common Stock	22,656	06/07/2018
Purchase of Common Stock	46,688	06/08/2018
Purchase of Common Stock	68,929	06/11/2018
Purchase of Common Stock	74,500	06/12/2018
Purchase of Common Stock	10,252	06/13/2018
Purchase of Common Stock	101,676	06/14/2018
Purchase of Common Stock	120,000	06/15/2018
Purchase of Common Stock	131,021	06/18/2018
Purchase of Common Stock	10,848	06/19/2018
Purchase of Common Stock	184,818	06/20/2018
Purchase of Common Stock	60,172	06/22/2018
Purchase of Common Stock	36,024	06/26/2018
Purchase of Common Stock	49,845	06/27/2018
Purchase of Common Stock	16,100	06/28/2018
Purchase of Common Stock	62,869	06/29/2018
Purchase of Common Stock	60,000	07/02/2018
Purchase of Common Stock	25,968	07/05/2018
Purchase of Common Stock	77,552	07/06/2018
Purchase of Common Stock	39,225	07/09/2018
Purchase of Common Stock	5,838	07/10/2018
Purchase of Common Stock	50,000	07/13/2018
Purchase of Common Stock	20,100	07/16/2018
Purchase of Common Stock	20,000	07/17/2018
Purchase of Common Stock	14,845	07/18/2018
Purchase of Common Stock	11,256	07/19/2018
Purchase of Common Stock	19,697	07/20/2018
Purchase of Common Stock	9,098	07/23/2018
Purchase of Common Stock	16,581	07/24/2018
Purchase of Common Stock	300	07/25/2018
Purchase of Common Stock	13,934	07/26/2018
Purchase of Common Stock	42,187	07/27/2018
Purchase of Common Stock	14,772	07/30/2018
Purchase of Common Stock	39,133	07/31/2018
Purchase of Common Stock	17,339	08/01/2018
Purchase of Common Stock	14,665	08/06/2018
Purchase of Common Stock	45,209	08/09/2018
Purchase of Common Stock	50,000	08/10/2018
Purchase of Common Stock	1,004	08/13/2018
Purchase of Common Stock	29,516	08/16/2018
Purchase of Common Stock	40,635	08/20/2018
Purchase of Common Stock	22,889	08/21/2018
Purchase of Common Stock	17,253	09/05/2018
Purchase of Common Stock	26,001	09/06/2018
Purchase of Common Stock	64,382	09/07/2018
Purchase of Common Stock	114,969	09/10/2018
Purchase of Common Stock	49,478	09/11/2018
Purchase of Common Stock	27,315	09/12/2018
Purchase of Common Stock	18,500	09/19/2018
Purchase of Common Stock	10,624	09/21/2018
Purchase of Common Stock	64,100	09/24/2018
Purchase of Common Stock	18,278	09/26/2018
Sale of Common Stock	(41,380)	09/27/2018
Purchase of Common Stock	100,000	10/03/2018
Purchase of Common Stock	52,166	10/05/2018
Purchase of Common Stock	69,264	10/08/2018
Purchase of Common Stock	6,951	10/09/2018
Purchase of Common Stock	73,833	10/10/2018
Purchase of Common Stock	6,085	10/11/2018
Purchase of Common Stock	26,974	10/12/2018
Sale of Common Stock	(45,148)	10/17/2018
Sale of Common Stock	(85,871)	10/18/2018
Sale of Common Stock	(5,929)	10/19/2018
Sale of Common Stock	(20,151)	10/22/2018
Sale of Common Stock	(6,429)	10/23/2018
Sale of Common Stock	(143,862)	10/24/2018
Purchase of Common Stock	17,618	10/25/2018
Purchase of Common Stock	89,500	10/26/2018
Purchase of Common Stock	155,035	10/29/2018
Purchase of Common Stock	342,567	10/30/2018
Purchase of Common Stock	256,852	10/31/2018
Purchase of Common Stock	8,786	11/01/2018
Purchase of Common Stock	11,285	11/02/2018
Purchase of Common Stock	10,557	11/05/2018
Purchase of Common Stock	16,235	11/06/2018
Purchase of Common Stock	22,942	11/07/2018
Purchase of Common Stock	26,800	11/12/2018
Purchase of Common Stock	1,270	11/13/2018
Purchase of Common Stock	7,049	11/14/2018
Purchase of Common Stock	53,842	11/19/2018
Purchase of Common Stock	112,088	11/20/2018
Purchase of Common Stock	28,341	11/21/2018
Purchase of Common Stock	345,432	11/26/2018
Purchase of Common Stock	166,410	11/27/2018
Purchase of Common Stock	100,000	11/28/2018
Purchase of Common Stock	50,000	11/29/2018
Purchase of Common Stock	31,247	11/30/2018
Purchase of Common Stock	10,000	12/03/2018
Purchase of Common Stock	9,575	12/04/2018
Purchase of Common Stock	102,445	12/06/2018
Purchase of Common Stock	40,000	12/11/2018
Purchase of Common Stock	40,000	12/12/2018
Purchase of Common Stock	37,747	12/17/2018
Purchase of Common Stock	180,936	12/24/2018
Purchase of Common Stock	76,372	12/26/2018
Purchase of Common Stock	253,658	12/27/2018
Purchase of Common Stock	13,636	12/28/2018
Purchase of Common Stock	207,931	12/31/2018
Purchase of Common Stock	2,200	01/02/2019
Purchase of Common Stock	52,500	01/03/2019
Purchase of Common Stock	28,637	01/04/2019
Purchase of Common Stock	30,007	01/07/2019
Purchase of Common Stock	50,367	01/08/2019
Purchase of Common Stock	123,299	01/09/2019
Purchase of Common Stock	61,366	01/10/2019
Purchase of Common Stock	97,619	01/11/2019
Purchase of Common Stock	105,842	01/14/2019
Purchase of Common Stock	127,708	01/15/2019
Purchase of Common Stock	120,716	01/16/2019
Purchase of Common Stock	128,964	01/17/2019
Purchase of Common Stock	21,610	01/18/2019
Purchase of Common Stock	41,456	01/23/2019
Purchase of Common Stock	191,350	01/24/2019
Purchase of Common Stock	9,100	01/28/2019
Purchase of Common Stock	100,000	01/29/2019
Purchase of Common Stock	11,876	02/07/2019
Purchase of Common Stock	6	02/15/2019
Purchase of Common Stock	20,000	04/04/2019
Purchase of Common Stock	14,509	04/09/2019
Purchase of Common Stock	58,174	04/10/2019
Purchase of Common Stock	22,332	04/12/2019
Purchase of Common Stock	33,024	04/15/2019
Purchase of Common Stock	11,866	04/16/2019
Purchase of Common Stock	21,487	04/17/2019
Purchase of Common Stock	53,187	04/18/2019
Purchase of Common Stock	22,151	04/22/2019
Purchase of Common Stock	93,213	04/23/2019
Purchase of Common Stock	23,698	04/24/2019
Purchase of Common Stock	1,500	04/25/2019
Purchase of Common Stock	43,939	04/26/2019
Purchase of Common Stock	2,465	05/23/2019
Purchase of Common Stock	16,400	05/24/2019
Purchase of Common Stock	1,411	05/30/2019
Sale of Common Stock	(37,839)	12/09/2019
Sale of Common Stock	(142,985)	12/10/2019
Sale of Common Stock	(111,700)	12/11/2019
Sale of Common Stock	(38,478)	12/12/2019
Sale of Common Stock	(22,417)	12/13/2019
Sale of Common Stock	(102,736)	12/16/2019
Sale of Common Stock	(56,139)	12/17/2019
Sale of Common Stock	(60,261)	12/18/2019
Sale of Common Stock	(81,965)	12/19/2019
Sale of Common Stock	(58,368)	12/20/2019
Sale of Common Stock	(463,005)	12/23/2019
Sale of Common Stock	(39,257)	12/24/2019
Sale of Common Stock	(56,209)	12/26/2019
Sale of Common Stock	(69,651)	12/27/2019
Sale of Common Stock	(119,527)	12/30/2019
Sale of Common Stock	(176,805)	12/31/2019
Sale of Common Stock	(151,229)	01/06/2020
Sale of Common Stock	(190,642)	01/07/2020
Sale of Common Stock	(150,000)	01/08/2020
Sale of Common Stock	(111,100)	01/09/2020
Sale of Common Stock	(78,821)	01/10/2020
Sale of Common Stock	(134,003)	01/13/2020
Sale of Common Stock	(298,209)	01/14/2020
Sale of Common Stock	(160,260)	01/15/2020
Sale of Common Stock	(210,500)	01/16/2020
Sale of Common Stock	(80,706)	01/17/2020
Sale of Common Stock	(191,996)	01/21/2020
Sale of Common Stock	(206,490)	01/22/2020
Sale of Common Stock	(8,031)	01/23/2020
Sale of Common Stock	(23,058)	02/05/2020
Sale of Common Stock	(147,797)	02/07/2020
Sale of Common Stock	(85,824)	02/10/2020
Sale of Common Stock	(73,507)	02/11/2020
Sale of Common Stock	(75,363)	02/12/2020
Sale of Common Stock	(101,911)	02/13/2020
Sale of Common Stock	(163,667)	02/14/2020
Sale of Common Stock	(62,719)	02/19/2020
Sale of Common Stock	(71,263)	02/20/2020
Sale of Common Stock	(50,323)	02/21/2020
Sale of Common Stock	(37,844)	02/24/2020
Sale of Common Stock	(13,650)	02/25/2020
Purchase of Common Stock	212,872	02/28/2020
Purchase of Common Stock	88,312	03/04/2020
Sale of Common Stock	(41,683)	03/05/2020
Purchase of Common Stock	229,218	03/12/2020
Purchase of Common Stock	46,316	03/13/2020
Purchase of Common Stock	68,386	03/16/2020
Purchase of Common Stock	185,342	03/17/2020
Purchase of Common Stock	427,669	03/18/2020
Purchase of Common Stock	250,293	03/19/2020
Purchase of Common Stock	4,592	03/20/2020
Purchase of Common Stock	213,408	03/23/2020
Purchase of Common Stock	310,937	03/24/2020
Purchase of Common Stock	20,000	04/07/2020
Purchase of Common Stock	23,458	04/13/2020
Purchase of Common Stock	9,410	04/16/2020

______________________

16

APPENDIX C

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table is reprinted from HIX’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 16, 2020.

5% Share Ownership

As of March 9, 2020 the persons listed in Appendix I owned of record the amounts indicated of the shares of the class of Funds indicated in Appendix I.

Security Ownership of Management

As of March 9, 2020 the Board members and officers of each Fund owned, in the aggregate, less than 1% of each Fund’s outstanding shares.

Delinquent Section 16(a) Reports

Section 30(h) of the 1940 Act and Section 16(a) of the 1934 Act, subject to the rules thereunder and applicable guidance from the Securities and Exchange Commission and its staff, require Board Members and officers, the investment adviser, affiliated persons of the investment adviser and persons who own more than 10% of a registered class of a registered closed-end investment company’s equity securities to, in respect of such person’s transactions in any securities of such company (other than short-term paper), file forms reporting their affiliation with that closed-end investment company and reports of ownership and changes in ownership of that closed-end investment company’s shares with the Securities and Exchange Commission. These persons and entities are required by Securities and Exchange Commission regulations to furnish the closed-end investment company with copies of all Section 16(a) forms they file.

Based on a review of these forms filed with the Securities and Exchange Commission for each Fund, each Fund believes that its Section 16(a) reporting persons have complied with all applicable Section 16(a) filing requirements during its last fiscal year, except with respect to ClearBridge MLP and Midstream Fund Inc., a late Form 4 filing was made with respect to Harry D. Cohen, Co-Chief Investment Officer of ClearBridge.

To the knowledge of management of the Funds, no shareholder of a Fund owns more than 10% of a registered class of the Fund’s equity securities, except as set forth in Appendix I.

Appendix I

5% Share Ownership

At March 9, 2020, to the knowledge of management, the registered stockholders owned of record or owned beneficially more than 5% of each Fund’s capital stock outstanding is noted in the tables below. This information is based solely upon the information obtained from Schedule 13Gs and/or Schedule 13Ds filed with the U.S. Securities and Exchange Commission.

Western Asset High Income Fund II Inc. (HIX)

As of the close of business on March 9, 2020, Cede & Co., a nominee for participants in the Depository Trust Company, held of record 84,929,306 shares, equal to approximately 99.734% of the Fund’s outstanding shares, including the shares shown below.

Class of Shares Owned	Percentage of Shares Owned	Shares Held	Name	Address
Common Stock	7.8%	6,636,571	Saba Capital Management, L.P.	405 Lexington Avenue, 58th Floor, New York, NY 10174
Common Stock	5.50%	4,681,830	First Trust Advisors L.P. and affiliates	120 East Liberty Drive, Suite 400, Wheaton, IL 60187

 ______________________

17

IMPORTANT

Tell your Board what you think! Your vote is important. No matter how many shares you own, please give Saba your proxy AGAINST the Proposals by voting your shares by telephone or Internet as described in the enclosed GOLD proxy card or by signing and dating the enclosed GOLD proxy card, and returning it in the postage-paid envelope provided.

If any of your shares are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such shares and only upon receipt of your specific instructions. Accordingly, please contact the person responsible for your account and instruct that person to execute the GOLD proxy card. In addition, if you hold your shares in a brokerage or bank account, your broker or bank may allow you to provide your voting instructions by telephone or Internet. Please consult the materials you receive from your broker or bank prior to authorizing a proxy by telephone or Internet. Saba urges you to confirm in writing your instructions to Saba in care of InvestorCom, Inc. at the address provided below so that Saba will be aware of all instructions given and can attempt to ensure that such instructions are followed.

If you have any questions or require any additional information concerning this Proxy Statement, please contact InvestorCom at the address and telephone numbers set forth below:

If you have any questions, require assistance in voting your GOLD proxy card,

or need additional copies of Saba’s proxy materials,

please contact InvestorCom at the phone numbers listed below.

19 Old Kings Highway S.

Suite 210

Darien, CT 06820

Shareholders call toll free at (877) 972-0090

Banks and Brokers may call collect at (203) 972-9300

You may also contact Saba via email at

SabaProxy@sabacapital.com

GOLD PROXY CARD

WESTERN ASSET HIGH INCOME FUND II INC.

special Meeting OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF SABA CAPITAL MANAGEMENT, L.P. AND THE OTHER PARTICIPANTS NAMED IN THIS PROXY SOLICITATION (COLLECTIVELY, “SABA”)

THE BOARD OF DIRECTORS OF WESTERN ASSET HIGH INCOME FUND II INC.
IS NOT SOLICITING THIS PROXY

P          R          O          X          Y

The undersigned appoints Michael D’Angelo, Paul Kazarian, Pierre Weinstein, Adam Finerman and John Grau and each of them, attorneys and agents with full power of substitution to vote all Common Stock of Western Asset High Income Fund II Inc. (“HIX”), a Maryland corporation and a closed-end management investment company registered under the Investment Company Act of 1940, as amended, that the undersigned would be entitled to vote at the special meeting of shareholders of HIX scheduled to be held at the offices of Legg Mason, Inc. at 620 Eighth Avenue, 49th Floor, New York, New York 10018, on June 5, 2020 at 9:00 a.m. including at any adjournments or postponements thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the instructions indicated herein, with discretionary authority as to any and all other matters that may properly come before the meeting or any adjournment, postponement, or substitution thereof that are unknown to us a reasonable time before this solicitation.

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of HIX held by the undersigned, and hereby ratifies and confirms all action the herein named attorney and proxy, his substitutes, or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of the herein named attorney and proxy or his substitutes with respect to any other matters as may properly come before the Special Meeting that are unknown to Saba at a reasonable time before this solicitation.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED “AGAINST” PROPOSAL 1 AND “AGAINST” PROPOSALS 2-C, 2-D and 2-F.

This Proxy will be valid until the completion of the Special Meeting. This Proxy will only be valid in connection with Saba’s solicitation of proxies for the Special Meeting.

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

GOLD PROXY CARD

[X] Please mark vote as in this example

SABA STRONGLY RECOMMENDS THAT SHAREHOLDERS VOTE “AGAINST” PROPOSAL 1 AND “AGAINST” PROPOSALS 2-C, 2-D and 2-F.

1.	Proposal to approve a new management agreement with Legg Mason Partners Fund Advisor, LLC.
☐ FOR	☐ AGAINST	☐ ABSTAIN

Saba intends to use this proxy to vote “against” Proposal 1.

_______________________________________

2-C.	Proposal approve a new subadvisory agreement with Western Asset Management Company, LLC.
☐ FOR	☐ AGAINST	☐ ABSTAIN

Saba intends to use this proxy to vote “against” Proposal 2-C.

2-D.	Proposal approve a new subadvisory agreement with Western Asset Management Company Limited.
☐ FOR	☐ AGAINST	☐ ABSTAIN

Saba intends to use this proxy to vote “against” Proposal 2-D.

2-F.	Proposal approve a new subadvisory agreement with Western Asset Management Company Pte. Ltd.
☐ FOR	☐ AGAINST	☐ ABSTAIN

Saba intends to use this proxy to vote “against” Proposal 2-F.

DATED:

(Signature)

(Signature, if held jointly)

(Title)

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH SIGNING. PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.